SCHEDULE 14C INFORMATION

         Information Statement Pursuant to Section 14(c)
       of the Securities Exchange Act of 1934, as amended
                        (Amendment No.__)


Check the appropriate box:

[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))
[ ]  Definitive Information Statement


                    COMMODORE MINERALS, INC.
        (Name of Registrant as Specified In Its Charter)


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         applies:

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         computed pursuant to Exchange Act Rule 0-11:*

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and state how it was determined.

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     previous filing by registration statement number, or the
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
                    Commodore Minerals, Inc.
                              d/b/a
                       INTAC International
               Unit 1809, 18/F., Modern Warehouse
                  6 Shing Yip Street, Kwun Tong
                       Kowloon, Hong Kong

            ________________________________________

                      INFORMATION STATEMENT
                               AND
            NOTICE OF ACTION TAKEN WITHOUT A MEETING

            ________________________________________

     This information statement is being furnished in connection with action taken by one or more shareholders holding a majority of the voting power of our company. On November 28, 2001, our board of directors approved the following actions:

      * The amendment and restatement of our articles of incorporation which, among other things, accomplishes the following:

         * changes the formal corporate name of the company from "Commodore Minerals, Inc." to "INTAC
            International, Inc.;"

         * increases the indemnification protection afforded to our officers and directors; and

         * adds 10,000,000 shares of "blank check" preferred stock to our authorized capitalization.

      * The adoption of a 2001 Long Term Incentive Plan to provide for the issuance of up to 2,500,000 shares of our common stock upon the exercise of stock options granted to directors, officers, employees, consultants and advisors under the terms of the Plan.

     Pursuant to Section 78.320 of the Nevada General Corporation Law, the holders of a majority of a corporation's voting power may take any action by execution of a written consent that could have been taken at a meeting of the stockholders. As of November 28, 2001, we had 19,089,455 shares of our common stock outstanding, with each holder of common stock entitled to cast one vote for each share of common stock then registered in such holder's name. On November ___, 2001, Wei Zhou, our Chief Executive Officer, President and a director, executed a written consent with respect to the 11,950,000 shares of common stock owned by him (representing 62.6% of the total outstanding shares) that approved the Amended and Restated Articles and approved the Plan. The amendment to the articles of incorporation and the implementation of the Plan will be effective 20 calendar days following the mailing of this information statement.

     There will not be a meeting of shareholders and none is required under Nevada General Corporation Law when an action has been approved by written consent of the holders of a majority of the outstanding shares of our common stock.

     This information statement is first being mailed on or about
December __, 2001, to the holders of our outstanding common stock as of December __, 2001, the date the shareholder written consent was signed and delivered to us.


                WE ARE NOT ASKING YOU FOR A PROXY
          AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         AMENDED AND RESTATED ARTICLES OF INCORPORATION

     On November 28, 2001, our board approved, subject to the approval of our shareholders, the Amended and Restated Articles of Incorporation attached hereto as Exhibit A, which provide for:

     * changing our name from "Commodore Minerals, Inc." to "INTAC International, Inc.;"

     * indemnifying our officers and directors to the fullest extent permitted under the Nevada General Corporation
        Law; and

     *  providing for "blank check" preferred stock.


     On December ___, 2001, Wei Zhou, holder of 11,950,000 shares of our common stock (representing 62.6% of the total shares outstanding), approved the Amended and Restated Articles. Mr. Zhou is our Chief Executive Officer, President and a director.

Change in the Corporation's Name

     Pursuant to an Agreement and Plan of Reorganization dated October 13, 2001 (the "Reorganization Agreement"), we acquired ownership of all of the outstanding shares of Intac International Holdings Limited, a Hong Kong corporation, and its wholly-owned subsidiary, New Tech Handels GmbH, a German corporation. Commencing with the acquisition of these companies, we have effectively become a distributor of wireless handsets in the global wireless telecommunications marketplace and are no longer carrying on our historical business of mineral exploration. We began using the name "INTAC International" as a trade name on October 13, 2001. Our board believed that the name change would better reflect the new direction of our operations and take advantage of the name recognition of our newly acquired subsidiary, Intac International Holdings Limited. We believe that the continued use of our trade name without modification of our corporate name will create unnecessary confusion among customers and market participants and will dilute the effectiveness of our branding efforts. We further believe that the negative effects of a name change (i.e., the costs to change the corporate logo, corporate signage, etc.) are largely inapplicable in this situation in light of the fact that the company has already incurred a majority of these costs in connection with its decision to begin doing business under a trade name. Accordingly, our board believes that the formal corporate name change to be effected pursuant to the proposed amendment is in the best interests of our company and its stockholders.

Officer and Director Indemnification

     Nevada law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he or she was an officer or director of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to (x) any threatened, pending or completed action or suit by or in the right of the corporation against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him or her, in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except that indemnification may not be made for any claim, issue or matter as to which he or she has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper, and (y) any other threatened, pending or completed action, suit or proceeding against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with the action, suit or proceeding, if he or she acted in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

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

     To the extent that a director, officer, employee or agent has been successful on the merits or otherwise in defense of any such action, suit or proceeding or in defense of any claim, issue or matter therein, the corporation must indemnify him or her against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense. The articles of incorporation, bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending any such action must be paid as incurred and in advance of the final disposition of such action, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Nevada law also permits the corporation to purchase and maintain insurance on behalf of the corporation's directors and officers against any liability arising out of their status as such, whether or not the corporation would have the power to indemnify him against such liability. These provisions may be sufficiently broad to indemnify such persons for liabilities arising under the Securities Act of 1933, as amended.

     Our Amended and Restated Articles provide that we shall indemnify any of our directors or officers in connection with certain actions, suits or proceedings, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to our best interests, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     Our Amended and Restated Articles also provide that none of our officers or directors shall be personally liable to us or our stockholders for monetary damages for breach of fiduciary duties as an officer or director, provided that such provision does not eliminate or limit the liability of a director or officer to the extent provided by applicable law for (a) acts or omissions that involve intentional misconduct, fraud or a knowing violation of law, or (b) authorizing the payment of illegal dividends or distributions.

     We believe that the proposed amendments are desirable so that we can continue to attract and retain responsible individuals to serve as our directors and officers in light of the present difficult environment in which such persons must serve. In recent years, investigations, claims, actions, suits and other proceedings, including stockholder derivative actions seeking to impose liability on, or involving as witnesses, directors and officers of publicly held corporations, have become the subject of much public discussion. Such proceedings are typically expensive, whatever their eventual outcome. As a result, an individual may conclude that potential exposure to the costs and risks of proceedings in which he or she may become involved exceeds any benefit to him or her from serving as a director or officer of a publicly held corporation. As a result, our board believes that an amendment to expand the indemnification protection afforded to our officers and directors is in the best interests of our company and its stockholders.

Addition of "Blank Check" Preferred Stock

     After the Amended and Restated Articles become effective, we will have:

    * 100,000,000 shares of common stock, of which 19,089,455 shares are expected to be outstanding; and

    * 10,000,000 shares of "blank check" preferred stock, of which no shares are expected to be outstanding.

     The term "blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof (collectively, the "Limitations and Restrictions") are determined by the board of directors of a company. As such, our board of directors will, upon the filing of our Amended and Restated Articles, be entitled to authorize the creation and issuance of 10,000,000 shares of preferred stock in one or more series with such Limitations and Restrictions as may be determined in the board's sole discretion, with no further authorization by security holders required for the creation and issuance thereof.

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

     The board of directors is required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the shareholders and the corporation. Although the board of directors has no present intention of doing so, it could issue shares of preferred stock that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the corporation by means of a merger, tender offer, proxy contest or other means. When in the judgment of the board of directors this action will be in the best interest of the shareholders and the corporation, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the corporation. Such shares could be privately placed with purchasers favorable to the board of directors in opposing such action. In addition, the board of directors could authorize holders of a series of preferred stock to vote either separately as a class or with the holders of our common stock, on any merger, sale or exchange of assets by us or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the corporation should the board of directors consider the action of such entity or person not to be in the best interest of the stockholders and the corporation.

     While we may consider effecting an equity offering of preferred stock in the proximate future for purposes of raising additional working capital or otherwise, as of the date hereof, we have no agreements or understandings with any third party to effect any such offering and no assurances are given that any offering will in fact be effected.

     Our board of directors believes that the creation of the preferred stock is in the best interests of the corporation and its shareholders and believes it advisable to authorize such shares to have them available for, among other things, possible issuance in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the corporation, acquisitions of other companies, implementation of employee benefit plans, and otherwise.

Approval of Action

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to amend and restate articles of incorporation under Nevada General Corporation Law. The board has obtained this approval through the written consent of Wei Zhou, our Chief Executive Officer, President and a director who owns in excess of a majority of the voting control of our company. Thus, a meeting to approve the Amended and Restated Articles is unnecessary, and our board decided to forego the expense of holding a meeting to approve this matter.

     The amendment to our articles of incorporation will become effective upon the filing of Amended and Restated Articles with the Secretary of State of Nevada, which is expected to occur 20 calendar days following the mailing of this information statement to our shareholders.

  ADOPTION OF INTAC INTERNATIONAL 2001 LONG TERM INCENTIVE PLAN

    On November 28, 2001, our board approved, subject to the approval of our shareholders, the INTAC International, Inc. 2001 Long Term Incentive Plan ("Plan") attached hereto as Exhibit B. On December __, 2001, Wei Zhou, holder of 11,950,000 shares of our common stock (representing 62.6% of the total shares outstanding), approved the Plan. Mr. Zhou is our Chief Executive Officer, President and a director.

Purpose; Eligibility

     The purpose of the Plan is to promote our interests and the interests of our shareholders by using options for the purchase of shares of our common stock to attract, retain and motivate our management and other persons, to encourage and reward their contributions to our performance and to align their interests with the interests of our shareholders. The Plan authorizes the granting of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options (options that do not qualify as incentive stock options) to our and our subsidiaries' directors, officers, key employees, and certain consultants.

Effectiveness; Termination

     The Plan was originally approved and adopted by our board on November 28, 2001 and by shareholders holding a majority of the issued and outstanding shares of our common stock by written consent of such shareholders, dated November __, 2001. Unless previously discontinued by the Administering Body, the Plan will terminate on November 28, 2011.

Administration

     Our board has retained authority to administer the Plan. Pursuant to the Plan, the board may, at its discretion, appoint a committee of at least two non-employee directors to administer the Plan. The administrating body of the Plan (whether the board of directors or a designated committee) is referred to herein as the "Administering Body."

     The Administering Body has authority to, among other things:

      * select the persons to whom options will be granted from the pool of our and our subsidiaries' directors, officers, key employees, and certain consultants;

      *   determine the nature of each option granted;

      * determine the number of shares of common stock for which each granted option shall be exercisable;

      *   set the exercise price for the options;

      *   establish certain other terms of the grants
          (including vesting schedules and option
          exercisability period);

      * interpret, construe and implement the provisions of the Plan; and

      *   suspend, discontinue, revise or amend the Plan.

The Plan is not subject to the provisions of the Employee
     Retirement Income Security Act of 1974.

Suspension, Discontinuance, Revision and Amendment of the Plan

     The Administering Body may, at any time, suspend, discontinue, revise or amend the Plan and the Plan as so revised or amended will govern all options granted thereunder, including those granted before such revision or amendment. No such revision or amendment shall be made without first obtaining approval of the shareholders of

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

the Company to the extent such approval is required by applicable law, rule or regulation or the requirements of any stock exchange or automated quotation system then listing our common stock. No revision or amendment shall materially alter, impair or diminish any rights or obligations under any option previously granted (without the written consent of the affected participant(s)).

Shares Subject to the Plan

     Subject to adjustment as described below, an aggregate of 2,500,000 shares of common stock is available for grants of options under the Plan. The maximum number of shares as to which options may be granted to participants under the Plan, the number and kind of shares that can be granted to a single participant under the Plan, the number and kind of shares covered by each outstanding option under the Plan, and/or the price per share subject to outstanding options under the Plan will, upon a determination made by the Administering Body, all be proportionately adjusted (i) for any increase or decrease in the number of issued shares of common stock resulting from an increase, decrease or exchange in the outstanding shares of common stock or additional shares or new or different shares are distributed in respect of such shares of common stock, through merger, consolidation, sale or exchange of all or substantially all of our assets, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off, split-off or other distribution with respect to such shares or (ii) if the value of the outstanding shares of common stock is reduced by reason of an extraordinary dividend payable in cash or property. Common stock subject to the provisions of the Plan will either be shares of authorized but unissued common stock or shares of common stock held as treasury stock (including shares purchased on the open market).

Grants of Options under the Plan

     Under the Plan, the Administering Body may grant either incentive stock options or nonqualified stock options for such number of shares of common stock as the Administering Body determines, except that the maximum number of shares of common stock that may be issued pursuant to incentive options granted under the Plan may not exceed 2,500,000 shares and no participant may be granted options to acquire more than 2,500,000 shares of common stock in any one calendar year.

     The  Administering Body also determines the  exercise
price for  options  granted under the Plan. The exercise price of any incentive stock option granted under the Plan must be equal to the fair market value of the common stock on the date  of  the grant (or at least one hundred ten percent (110%)
in the case of incentive stock options granted to certain employees owning more than ten percent (10%) of our outstanding
voting stock).   Under the  terms  of  the Plan, the "fair market
value" of our common stock is the average of the closing bid and asked prices on the NASD's over-the-counter bulletin board
(OTCBB)  system.   As  of December __, 2001, the fair market value
of our common stock  was $_____ per share.

     Each option granted under the Plan will be evidenced by a written option agreement issued to the participant. We are under no obligation to ensure that the terms contained in the various stock option agreements we issue are identical. As such, participants in the Plan may have different rights under the Plan.

     Nothing in the Plan or in any option granted pursuant to it confers upon any participant any right to continue in the employ of or engagement with us (or any of our subsidiaries) or to interfere in any way with our (or our subsidiaries') right to terminate the employment or engagement of any person at any time.

     The holder of an option granted pursuant to the Plan does not have any of the rights or privileges of a shareholder, except with respect to shares that have actually been issued.
Shareholders are urged to read the Plan in its entirety.

Exercise of Stock Options

     Each option is exercisable at any time after the date on which the option, or any portion thereof, vests until the option expires. No stock option may be exercised after the expiration of ten (10) yeas from the date of grant (or five (5) years in the case of incentive stock options granted to certain employees owning more than ten percent (10%) of the outstanding voting stock). Pursuant to the Plan, the aggregate fair market value of the common stock

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

for which one or more incentive stock options granted to any participant may for the first time become exercisable as incentive stock options under the federal tax laws during any one calendar year shall not exceed $100,000.

     A stock option may be exercised in whole or in part according to the terms of the applicable stock option agreement by delivery or written notice of exercise to the company specifying the number of shares to be purchased. An option shall be deemed exercised when (1) our Secretary (or other designated official) has received written notice of such exercise in accordance with the terms of the applicable option agreement and
(2) full payment of the aggregate option price (and, to the extent applicable, withholding taxes) of the shares as to which the option is exercised has been made. Fractional shares are not to be issued upon exercise of a stock option.

     Options may only be exercised to the extent that installments thereof had become exercisable on or before the date of termination of employment or engagement. Not less than 100 shares of common stock may be purchased upon exercise at any one time and options must be purchased in multiples of 100, unless the option is exercisable for fewer than this number of shares.

     The Administering Body may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option as a whole or in part by increasing the number of shares then purchasable. However, the Administering Body may not increase the total number of shares subject to an option.

     The option price of any option must be paid in cash;
however, the Administering Body may, in its discretion, (1) allow exercise of options in a broker-assisted transaction in which the exercise price is not received until after exercise and/or (2) allow us to loan the exercise price to the participant.

     Prior to the issuance of stock certificates upon exercise of an option, the Administering Body may request certain agreements or undertakings to assure compliance with any of the provisions of the Plan, the applicable option agreement or any law or regulation.

     Subject to the foregoing and the other provisions of the Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Administering Body.

Effect of Termination

     Unless provided otherwise in writing (which may be entered into at any time before or after termination of employment or engagement of the participant), in the event of the termination of a participant's employment or engagement, all of the participant's unvested options shall terminate and all of the participant's unexercised options shall expire and become unexercisable as of the earlier of:

     * the date such options would have expired in accordance with their terms had the participant remained employed or engaged;

     * in the case of an employee participant, the date of any "just cause" dismissal;

     * in the case of an employee participant, one (1) year after the participant's employment is terminated as a result of death or permanent disability, and three
        (3) months after the participant's employment is terminated for any other reason; and

     * in the case of a non-employee participant, three (3) months after the participant's engagement is terminated as a result of death or permanent disability, and thirty (30) days after the participant's engagement is terminated for any other reason.

     A "just cause" dismissal includes termination of participant's employment for any of the following actions:

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

      * any violation by the participant of any reasonable rule or regulation of our board, Chief Executive Officer or the participant's superiors that result in material damage to our business or which, after being requested to do so in writing, the participant fails to correct in a reasonable time;

      * any willful misconduct or gross negligence by the participant in his or her material responsibilities;

      * any willful failure to perform the participant's job as required to meet our objectives;

      * any wrongful conduct of a participant that has a material adverse impact on our business or which constitutes a misappropriation of our assets;

      * the participant's performing services for any other person or entity that competes with us while the participant is employed by us, without the written approval of our Chief Executive Officer; or

      * any other conduct that the Administering Body determines constitutes a just cause dismissal.

     To the extent a participant is a party to an employment agreement with us which contains a concept similar to just causedismissal, the Plan provides that such concept shall also govern the Plan for these purposes.

Non-Transferability

     No options granted under the Plan may be sold, pledged or otherwise assigned in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administering Body, pursuant to a qualified domestic relations order, unless and until such options have been exercised, and the shares underlying such option have been issued, and all restrictions applicable to such shares have lapsed.

Effect of Change in Control

      The Plan provides that, in the event of a "Change in Control," outstanding options, whether or not vested, shall automatically terminate unless:

      * the Plan is continued and the outstanding options assumed;

      * the outstanding options are substituted with new awards covering the securities of a successor entity;
          or

      *   our board has otherwise provided for:

          *  The acceleration of the vesting of the options;
             and/or

          * The cancellation of the options and their automatic conversion into the right to receive the consideration payable to the holders of the common stock as a result of the Change in Control.

      If the options terminate because none of the preceding actions were provided for, then each participant shall have the right, prior to the Change in Control event, to exercise the participant's options to the fullest extent, including any installments which had not previously vested.

     For purposes of the Plan, "Change in Control" is defined, in general, to mean the occurrence of any of the following events:

     * any person or entity other than Wei Zhou or an affiliated entity of Wei Zhou becomes the beneficial owner of 50% or more of the common stock;


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


     *  we sell all or substantially all of our assets;

     * we effect a reorganization, merger or consolidation (other than (1) a transaction in which our previous shareholders maintain voting control of the successor entity or (2) a transaction effected to implement our recapitalization or reincorporation); or

     * our shareholders or a court approves a plan resulting in our liquidation.

Federal Income Tax Consequences

     Incentive Stock Options. The federal income tax consequences, in general, of the grant and exercise of an incentive stock option under our Plan are as follows:

     In general, an employee will not recognize taxable income upon the grant or exercise of an incentive stock option and we will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive stock option. However, the excess of the fair market value of the stock upon exercise of an incentive stock option and the exercise price is a tax preference item which is taken into account in determining whether the employee is subject to the alternative minimum tax.

    * If the employee holds the shares for at least two years after the date of grant and for at least one year after the date of exercise, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss upon subsequent disposition of the shares.

    * If the employee disposes of the shares prior to satisfying the holding period requirements, the employee will recognize ordinary income at the time of the disposition, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. Generally, we will be allowed a business expense deduction to the extent an employee recognizes ordinary income. The balance of the gain realized, if any, will be short-term or long-term capital gain, depending upon whether the shares have been held for at least one year after the date of exercise


     Nonqualified Stock Options. The federal income tax consequences, in general, of the grant and exercise of an nonqualified stock option under our Plan are as follows:

    * In general, a recipient who receives a nonqualified stock option will recognize no income at the time of the grant of the option.

    * Upon exercise of a nonqualified stock option, a recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. Generally, we will be entitled to a business expense deduction in the amount and at the time the recipient recognizes ordinary income.

    * The basis in shares acquired upon exercise of a nonqualified stock option will equal the fair market value of such shares at the time of exercise, and the holding period of the shares, for capital gain purposes, will begin on the date of exercise.

Approval of Action

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to adopt the Plan. The board has obtained this approval through the written consent of Wei Zhou, our Chief Executive Officer, President and a director who owns in excess of a majority of the voting control of our company. Thus, a meeting to approve the Plan is unnecessary, and our board decided to forego the expense of holding a meeting to approve this matter.

     The Plan will be deemed approved by the shareholders of the company 20 calendar days following the mailing of this information statement to our shareholders.

                        CHANGE OF CONTROL

     Pursuant to a Stock Purchase Agreement dated September 28, 2001 between Grayson Hand and Wei Zhou (the "Stock Purchase Agreement"), 7,000,000 shares of our common stock held by Mr. Hand, our former Chief Executive Officer, were sold to Mr. Zhou in a privately negotiated transaction consummated October 1, 2001. After this transaction, which resulted in a change in control of Commodore Minerals, Mr. Hand held no additional shares of our common stock.

     In addition to the shares acquired from Mr. Hand pursuant to the Stock Purchase Agreement, Mr. Zhou has also received 4,950,000 shares of our common stock directly from us in connection with the Reorganization Agreement. Mr. Zhou was the former controlling shareholder for Intac International Holdings Limited. This transaction closed as of October 13, 2001. As a result, Mr. Zhou currently owns 11,950,000 shares of our common stock representing approximately 62.6% of the issued and outstanding shares of capital stock of Commodore Minerals.

     Pursuant to the Stock Purchase Agreement, Wei Zhou and Hans Schuld became directors of the Company on October 12, 2001 and the former directors, Grayson Hand and Gordon Keevil, resigned. Apart from the transactions contemplated by the Stock Purchase Agreement, the new directors appointed J. David Darnell as an additional member of the Board of Directors of Commodore Minerals.

     On October 4, 2001, we retained James B. Stephens as our Vice President-Finance and Acting Principal Financial and Accounting Officer. He is not a full-time employee. Currently, Mr. Stephens provides services to us on an as-needed basis pursuant to the terms of a Consulting Services Agreement.

                           MANAGEMENT



Executive Officers and Directors

     The executive officers and directors and their ages are as follows:

               Name               Age             Position
     -----------------------  -----------  ---------------------
     Wei Zhou...............      32       Chief Executive
                                           Officer, President,
                                           Secretary and
                                           Director
     James B. Stephens......      56       Vice President-
                                           Finance
                                           (Acting Principal
                                           Financial and
                                           Accounting Officer)
     Hans Schuld............      53       Director
     J. David Darnell.......      55       Director

     Wei Zhou is our Chief Executive Officer, President and Secretary. Mr. Zhou became a director on October 12, 2001.
Mr. Zhou is responsible for all of our day-to-day operations. From January 1997 through September 27, 2001, Mr. Zhou served as Managing Director of Tai Pan Trading GmbH, a Frankfurt, Germany-based enterprise that distributes mobile telecommunications equipment worldwide.

     James B. Stephens became our Vice President-Finance on October 4, 2001. He also serves as our Acting Principal Financial and Accounting Officer. Prior to accepting an engagement with us, Mr. Stephens acted as Project Manager for Crescent Real Estate Equities, Ltd., a $5.0 billion public REIT, from 2000 through 2001 where he was responsible for the oversight and supervision of specific IT infrastructure issues. From 1994 to 1999, he was Vice President, Controller and Chief Accounting Officer for Pacific Retail Trust, a privately held Real Estate Investment Trust and from 1989 to 1994, he acted as an outside consultant to various companies serving senior financial advisory roles. Prior to that Mr. Stephens acted as Chief Accounting Officer for J.D. Sims & Co. (1987 and 1988), Chief Financial Officer for Daseke Commercial Properties (1986) and Chief Financial Officer for Blaeser Development Corp. (1981-1986), each of which was engaged in real estate development.

     Hans Schuld is a retired executive from IBM. Mr. Schuld became a director on October 12, 2001. In 1993, Mr. Schuld accepted a position with IBM's European Headquarters serving as Program Manager of RS6000 Supply and Demand Operations for Europe and certain emerging countries in the Middle East and Africa.
Mr. Schuld retired from IBM in June 2000.

     J. David Darnell is the Senior Vice President and Chief Financial Office of Nucentrix Broadband Networks, Inc. (Nasdaq:
NCNX), a provider of broadband wireless Internet and multichannel video services. Mr. Darnell became a director on October 15, 2001. From 1997 to October 2000, he served as Senior Vice President and Chief Financial Officer of ILD Telecommunications, Inc., a nationwide facilities-based provider of prepaid phone services and telecommunications outsourcing services. From 1993 to 1997, Mr. Darnell was Senior Vice President, Finance and Chief Financial Officer for SA Telecommunications, Inc., a publicly held, full-service interexchange carrier that provided a wide range of telecommunications services. From 1990 to 1993, Mr. Darnell served as Chief Financial Officer of Messagephone, Inc., a telecommunications technology and intellectual property firm. Before that, Mr. Darnell served as a financial executive in several other industries, including insurance, transportation, manufacturing and real estate.

Board of Directors

     We currently have three directors. We anticipate increasing the size of the board of directors to accommodate one or more additional independent directors with appropriate industry, financial or business backgrounds. However, no assurances can be given that we will be successful in attracting such additional directors. Any vacancy occurring on the board of directors (including any vacancy caused by newly created directorships) may be filled by the affirmative vote of a majority of the remaining directors, although less than a quorum, or by the sole remaining director.

     Our directors presently serve without compensation, but are entitled to reimbursement for reasonable and necessary expenses incurred on our behalf. Our bylaws specifically grant our board of directors with the necessary authority to fix the compensation of the directors. Notwithstanding the foregoing, we have entered into a Consulting Services Agreement with Mr. Darnell, one of our directors, pursuant to which he will provide certain financial and strategic services to us outside his role as a director. Either Mr. Darnell or the company can terminate the Consulting Services Agreement upon 30 days advance written notice.

Employment Agreements; Executive Compensation

     On October 16, 2001, we entered into an employment agreement with Wei Zhou to serve as our Chief Executive Officer and President. The agreement is effective through October 16, 2004 and will automatically renew for successive one-year periods. Under the agreement, Mr. Zhou receives a base salary of $120,000 per year. In addition, Mr. Zhou is entitled to receive an annual bonus at the discretion of the board of directors.

     The agreement with Mr. Zhou may be terminated by us at any time for cause. However, if his employment is terminated by us without cause (as such term is defined in the employment agreement) then, we are obligated to pay Mr. Zhou an amount equal to the greater of (a) all amounts that would have been paid had he remained through the then-existing term or (b) an amount equal to 12 months base salary.

     If Mr. Zhou is terminated for cause, by mutual agreement, or upon death or disability, he will be paid only through the date of termination.

     No other employee of the company receives an annual salary of more than $100,000.

     Mr. Stephens, our Vice President-Finance and Acting Principal Financial and Accounting Officer, is not a full-time employee. Currently, he provides services to us on an as-needed basis pursuant to the terms of a Consulting Services Agreement. Pursuant to the agreement, Mr. Stephens has agreed to provide us with as much time as is necessary to assist us with accounting and finance issues until December 31, 2001. Mr. Stephens is not permitted to terminate the Consulting Services Agreement prior to January 1, 2002 although we could terminate the agreement upon 30 days advance written notice. After January 1, 2002, Mr. Stephens could terminate the agreement upon 30 days advance notice and we could terminate upon 7 days advance notice. Although Mr. Stephens is paid on an hourly basis, we do not expect payment to him to exceed $100,000 during calendar year 2001 or 2002.

     Mr. Hand, our Chief Executive Officer from inception through
October 12, 2001, did not receive any salary or bonus in connection with the provision of services to us in such capacity.

     We have never granted stock options to any of our executive officers, employees or others.

                      SECURITY OWNERSHIP OF
            CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of our common stock as of November 29, 2001:


                                                 Number of shares     Percentage of
                  Person or group               beneficially owned      Ownership
              -----------------------           ------------------    --------------
     Executive Officers and Directors:
       Wei Zhou.............................        11,950,000            62.6%
       James Stephens.......................            0                   0
       Hans Schuld..........................            0                   0
       J. David Darnell.....................            0                   0
     All Executive Officers and Directors
       as a Group (4 persons)...............        11,950,000            62.6%


     Unless otherwise noted, the foregoing individuals have sole voting and investment control with respect to the shares beneficially owned by them. The address of each executive officer and director is c/o INTAC International, Unit 1809, 18/F., Modern Warehouse, 6 Shing Yip Street, Kwun Tong, Kowloon, Hong Kong. We have calculated the percentages using 19,089,455 shares of common stock outstanding as of November 29, 2001.


                     ADDITIONAL INFORMATION

     PLEASE READ THIS ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Exchange Act, and in accordance therewith, file annual and quarterly reports, proxy statements and other information with the SEC. Reports, proxy statements and other information we file can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com. A copy of any public filing is also available, at no charge, by contacting James B. Stephens at 972/867-9173.

                              By Order of the Board of Directors,


                              -----------------------------------
                              Wei Zhou

                              Kowloon, Hong Kong
                              December ___, 2001

                                                        EXHIBIT "A"


                      AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION
                               OF
                    COMMODORE MINERALS, INC.

     Commodore Minerals, Inc., a corporation organized under the laws of the State of Nevada on September 20, 2000, hereby amends and restates its Articles of Incorporation pursuant to the provisions of Nevada Revised Statutes Sections 78.385, 78.390 and
78.403.1.

     The Articles of Incorporation of the Corporation are hereby amended and restated as follows:

                            ARTICLE I
                              NAME

     The name of the Corporation is INTAC International, Inc.

                           ARTICLE II
                       PURPOSE AND POWERS

     The purpose for which the Corporation is organized is to engage in any lawful activity except banking and insurance operations.

                           ARTICLE III
                       AUTHORIZED CAPITAL

     The Corporation shall have the authority to issue a total of 110,000,000 shares, consisting of (A) One Hundred Million (100,000,000) shares of common stock, par value $0.001 per share (the "Common Stock") and (B) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     Authority is hereby expressly vested in the Board of Directors to establish and authorize the issuance of the Preferred Stock from time to time in one or more series, and with respect to each series of the Preferred Stock, to fix and determine by resolution or resolutions, in the manner provided for by law, the number of shares to constitute the series, the designation thereof and, subject to the provisions of the Nevada General Corporation Act, as amended, the rights and preferences of the shares of any series so established, including:

     (1) the rate of dividend payable with respect to shares of such series and the dates, terms and other conditions on which such dividends shall be payable;

     (2) the nature of the dividend payable with respect to shares of such series as cumulative, noncumulative or partially cumulative;

     (3) the price at and the terms and conditions on which shares may be redeemed;

     (4) the amount payable upon shares in the event of involuntary liquidation;

     (5) the amount payable upon shares in the event of voluntary liquidation;

     (6) sinking fund provisions for the redemption or purchase of shares;

     (7) the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

     (8)  voting rights;

     (9) repurchase obligations of the Corporation with respect to the shares of each series; and

     (10) any other right, preference, or limitation with respect to shares of such series.

     Each series of the Preferred Stock may vary from any other series of Preferred Stock in any or all of the foregoing respects. The Board of Directors may decrease the number of shares designated for any existing series of the Preferred Stock; provided, however, that the Board of Directors may not decrease the number of shares within a series below the number of shares within such series that is then issued.

     Each share of the Preferred Stock within an individual series shall be identical in all respects with the other shares of such series, except as to the date, if any, from which dividends thereon shall accumulate and other details which because of the passage of time are required to be made in order for the substantive rights of the holders of the shares of such series to be identical.


                           ARTICLE IV
                         INDEMNIFICATION

     The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, including an action by or in the right of the Corporation, by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit, or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

                            ARTICLE V
          LIMITATION OF OFFICER AND DIRECTOR LIABILITY

     No officer or director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as an officer or director;

provided, however, that this Article V shall not eliminate or limit the liability of an officer or director to the extent provided by applicable law for: (A) acts or omissions that involve intentional misconduct, fraud, or a knowing violation of law; or (B) authorizing the unlawful payment of any dividend or other distribution in violation of Section 78.300 of the Nevada Revised Statutes. The limitation of liability provided herein shall continue after an officer or director has ceased to occupy such position as to acts or omissions occurring during such officer's or director's term or terms of office, and no amendment or repeal of this Article V shall apply to or have any effect on the liability or alleged liability of any officer or director of the Corporation for or with respect to any acts or omissions of such officer or director occurring prior to such amendment or repeal.

     The foregoing amendment and restatement of the Articles of Incorporation was duly adopted by stockholders representing a majority of the outstanding shares of the Corporation entitled to vote thereon pursuant to shareholder action taken in lieu of a shareholder meeting, as authorized under Nevada Revised Statutes
Section 78.320. 2

     IN WITNESS WHEREOF, I have hereunto set my hand this___ day of _________, 2001.

                              COMMODORE MINERALS, INC.

                              By:
                                 ---------------------------
                                   Wei Zhou, President and
                                   Chief Executive Officer

                                                        EXHIBIT "B"





=================================================================



                    INTAC INTERNATIONAL, INC.



                  2001 LONG TERM INCENTIVE PLAN















               Adopted Effective November 28, 2001











=================================================================

                        TABLE OF CONTENTS
                        -----------------

ARTICLE 1.  PURPOSE OF PLAN............................   1

ARTICLE 2. EFFECTIVE DATE AND TERM OF PLAN.............   1

2.1 Term of Plan.......................................   1
2.2 Effect on Awards...................................   1
2.3 Shareholder Approval...............................   1

ARTICLE 3. SHARES SUBJECT TO PLAN......................   1

3.1 Reserved Number of Shares..........................   1
3.2 Source of Shares...................................   2
3.3 Availability of Unused Shares......................   2
3.4 Adjustment Provisions..............................   2
3.5 Substitute Awards..................................   3

ARTICLE 4.  ADMINISTRATION OF PLAN.....................   3

4.1 Administering Body.................................   3
4.2 Authority of Administering Body....................   4
4.3 Eiligibility........................................   5
4.4 No Liability.......................................   5
4.5 Amendments.........................................   6
4.6 Other Compensation Plans...........................   6
4.7 Plan Binding on Successors..........................   7
4.8 References to Successor Statutes, Regulations and
     Rules.............................................   7
4.9 Issuances for Compensation Purposes Only ..........   7
4.10 Invalid Provisions................................   7
4.11 Governing Law.....................................   7

ARTICLE 5.  GENERAL AWARD PROVISIONS...................   7

5.1 Participation in the Plan..........................   7
5.2 Award Agreements...................................   8
5.3 Exercise of Awards.................................   8
5.4 Payment for Awards.................................   9
5.5 No Employment or Other Continuing Rights...........   9
5.6 Restrictions Under Applicable Laws and
     Regulations.......................................  10
5.7 Additional Conditions..............................  11
5.8 No Privileges of Stock Ownership...................  12
5.9 Transferability of Awards..........................  12
5.10 Information to Recipients.........................  13
5.11 Withholding Taxes.................................  14
5.12 Legends on Common Stock Certificates..............  14
5.13 Effect of Termination of Employment on Awards -
       Employees Only..................................  14
5.14 Effect of Termination of Engagement on Awards -
       Non-Employees Only..............................  16
5.15 Transfer; Leave of Absence........................  16
5.16 Limits on Awards to Certain Eligible Persons......  17
5.17 Performance-Based Compensation....................  17

ARTICLE 6.  STOCK OPTIONS..............................   18

6.1 Nature of Stock Options............................   18
6.2 Option Exercise Price..............................   18
6.3 Option Period and Vesting..........................   18
6.4 Special Provisions Regarding Incentive Stock          18
     Options...........................................   18
6.5 Restrictions.......................................   19

ARTICLE 8.  REORGANIZATIONS............................   19

8.1 Corporate Transactions Not Involving a Change in
     Control...........................................   19
8.2 Corporate Transactions Involving a Change in
     Control...........................................   20

ARTICLE 9.  DEFINITIONS................................   20

                    INTAC INTERNATIONAL, INC.

                  2001 LONG TERM INCENTIVE PLAN

    ---------------------------------------------------------



1.   PURPOSE OF PLAN

The Company adopted this Plan to promote the interests of the Company, its Affiliated Entities and their respective stockholders by using investment interests in the Company to attract, retain and motivate management and other persons, including officers, directors, employees and certain consultants of the Company and the Affiliated Entities, to encourage and reward such persons' contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article 8.

2.   EFFECTIVE DATE AND TERM OF PLAN

     2.1 Term of Plan. This Plan became effective as of the Effective Date and shall continue in effect until the Expiration
Date, at which time this Plan shall automatically terminate.

     2.2 Effect on Awards. Awards may be granted during the Plan Term, but no Awards may be granted after the Plan Term. Notwithstanding the foregoing, each Award properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Award has been exercised, terminated or expired, as applicable, in accordance with its terms and the terms of this Plan.

     2.3 Shareholder Approval. This Plan must be approved by the Company's stockholders within twelve (12) months after the Effective Date. The effectiveness of any Awards granted prior to such shareholder approval shall be specifically subject to, and conditioned upon, such shareholder approval.

3.   SHARES SUBJECT TO PLAN

     3.1 Reserved Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Awards granted under this Plan shall be Two Million Five Hundred Thousand (2,500,000), subject in any case to adjustment as set forth in Section 3.4;
and provided, further, that the maximum number of shares of Common Stock that may be issued pursuant to Incentive Stock
Options granted under this Plan shall be Two Million Five Hundred Thousand (2,500,000), subject in any case to adjustment as set forth in Section 3.4.

     3.2 Source of Shares. The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation, shares purchased on the open market.

    3.3 Availability of Unused Shares. Shares of Common Stock subject to and/or underlying any unexercised, unearned or yet-to-be acquired portions of any Award granted under this Plan that expire, terminate or are canceled, and shares of Common Stock issued pursuant to Awards under this Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards under this Plan. Notwithstanding the provisions of this
Section 3.3, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the IRC or any successor statute thereto.

     3.4  Adjustment Provisions.

          (a) If (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off, split-off or other distribution with respect to such shares of Common
     Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock is reduced by reason of an extraordinary dividend payable in cash or property, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares or securities available for issuance under this Plan, (2) the number and kind of shares or other securities that can be granted to any one individual Recipient under his or her Awards,
     (3) the number and kind of shares or other securities subject to then outstanding Awards under this Plan, and/or (4) the price for each share or other unit of any other securities subject to then outstanding Awards under this Plan.

          (b) No fractional interests will be issued under this Plan resulting from any adjustments, but the Administering Body, in its sole discretion, may make a cash payment in lieu of any fractional shares of Common Stock or other securities issuable as a result of such adjustments.

          (c) Any adjustment pursuant to this Section 3.4 shall be made by the Administering Body, in its discretion, to preserve the benefits or potential benefits intended to be made available under this Plan or with respect to any outstanding Awards or otherwise necessary to reflect any capital change or other event described in Section

     3.4(a).  The determination made by the Administering
     Body with respect to the foregoing shall be final, binding and conclusive upon all persons and entities.

          (d) The grant of Awards pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets or to engage in any other corporate transaction.

          (e) No adjustment to the terms of an Incentive Stock Option shall be made if such adjustment would cause such Incentive Stock Option to lose its status as an incentive stock option under the provisions of the IRC, unless the Administering Body determines otherwise.

     3.5 Substitute Awards. The Administering Body may grant Awards under this Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company or an Affiliated Entity as a result of a merger, consolidation or other business combination of the employing corporation with the Company or an Affiliated Entity or the acquisition by the Company or an Affiliated Entity of property or stock of the employing corporation. The Administering Body may direct that the substitute Awards be granted on such terms and conditions as the Administering Body considers appropriate in the circumstances.

4.   ADMINISTRATION OF PLAN

     4.1  Administering Body.

          (a) This Plan shall be administered by the Board; provided, however, that if the Board appoints a Stock Plan Committee pursuant to Section 4.1(b) herein, this Plan shall be administered by the Stock Plan Committee, subject to the right of the Board to exercise, at any time and from time to time, any and all of the duties and responsibilities of the Stock Plan Committee as the Administering Body, including, but not limited to, establishing procedures to be followed by the Stock Plan Committee; provided further, however, that the Board shall not exercise any authority regarding matters which under applicable law, rule or regulation, including, without limitation, any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) or IRC Section 162(m), are required to be determined in the sole discretion of the Stock Plan Committee.

          (b)

          (i) The Board in its sole discretion may from time to time appoint a Stock Plan Committee of not less than two (2) Board members to administer this Plan. The
          Board may from
          time to time increase or decrease (but not below two (2)) the number of members of the Stock Plan Committee, remove from membership on the Stock Plan Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Stock Plan Committee, whether caused by removal, resignation or otherwise. The Board may disband the Stock Plan Committee at any time and thereby revest in the Board the administration of this Plan.

          (ii) Notwithstanding the foregoing provisions of
          Section 4.1(b)(i) to the contrary, so long as the Company remains an Exchange Act Registered Company and if the Company has not, by action of the Board, elected to opt out of the provisions of this Section 4.1(b)(ii), (1) the Board shall appoint the Stock Plan Committee, (2) this Plan shall be administered by the Stock Plan Committee and (3) each member of the Stock Plan Committee shall be a Non-employee Director, and, in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance-Based Compensation, then each member of the Stock Plan Committee shall, in addition to being a Non-employee Director, be an Outside Director.

          (iii) The Stock Plan Committee shall report to the Board the names of Eligible Persons granted Awards, the precise type of Award granted, the number of shares of Common Stock issuable pursuant to such Award, if any, and the terms and conditions of each such Award.

     4.2  Authority of Administering Body.

          (a) Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any agreements or other documents defining the rights and obligations of the Company or any Affiliated Entity and such Eligible Persons who have been granted Awards hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable to correct any errors, supply any omissions and reconcile any inconsistencies in this Plan and/or any Award Agreement or any other instrument relating to any Award, and to otherwise carry out the terms of this Plan and such agreements and other documents. Such interpretations and constructions by the Administering Body of any provisions of this Plan or of any Award, as well as any other decisions, actions or inactions of the Administering Body relating to this Plan, any Award or any Award Agreement, shall be within the absolute discretion of the Administering Body (subject only to the express terms of this Plan and the Award Agreement and all applicable laws, regulations and rules) shall be final, conclusive and binding upon all persons and entities.

          (b) Subject to the express provisions of this Plan, the Administering Body may from time to time, in its discretion, select the Eligible Persons to whom, and the time or times at which, such Awards shall be granted; the nature of each Award; the number of shares of Common Stock that comprise or underlie each Award; the period for the purchase or exercise of each Award, as applicable, the Performance Criteria applicable to the Award, if any, and such other terms and conditions applicable to each individual Award as the Administering Body shall determine. Subject to Section 5.16(a), the Administering Body may grant, at any time, new Awards to an Eligible Person who has previously received Awards whether such prior Awards are still outstanding, have previously been canceled, disposed of or exercised as a whole or in part, as applicable, or are canceled in connection with the issuance of new Awards. The Administering Body may grant Awards singly, in combination or in tandem with other Awards, as it determines in its discretion. Subject to Section 5.16(a), any and all terms and conditions of the Awards, including, without limitation, the purchase or exercise price, may be established by the Administering Body without regard to existing Awards.

          (c) Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering
     Body or by the unanimous written consent of its members;
     provided, however, that (i) if the Administering Body is the Stock Plan Committee and consists of two (2) members, then actions of the Administering Body must be unanimous and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

          (d) Except to the extent prohibited by applicable law, including, without limitation, the requirements applicable under IRC Section 162(m) to any Award intended to be Performance-Based Compensation, or the requirements for any Award granted to an officer of the Company or a Director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the rules of a stock exchange or automated quotation system then listing shares of Common Stock, the Administering Body may, in its discretion, allocate all or any portion of its responsibilities and powers under this Plan to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Plan to any person or persons selected by it; provided, however, that the Administering Body may not delegate its authority to correct errors, omissions or inconsistencies in this Plan. Any such authority delegated or allocated by the Administering Body under this Section 4.2(d) shall be exercised in accordance with the terms and conditions of this Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Administering Body, and any such allocation or delegation may be revoked by the Administering Body at any time.

     4.3 Eligibility. Only Eligible Persons shall be eligible to receive Awards under this Plan.

     4.4 No Liability. No member of the Board or the Stock Plan Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith or willful misconduct of such member.

     4.5  Amendments.

          (a) The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment; provided, however, that, except as otherwise provided by this Plan, no such revision or amendment shall materially impair or diminish any rights or obligations under any Award previously granted under this Plan, without the written consent of the Recipient. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder. No such revision or amendment of this Plan shall be made without first obtaining approval of the stockholders of the Company to the extent such approval is required by (i) applicable law, rule or regulation, or (ii) the requirements of any stock exchange or automated quotation system then listing the shares of Common Stock or any applicable requirements related to Incentive Stock Options, for exemption from IRC Section 162(m) or the applicable requirements of Rule 16b-3.

          (b) The Administering Body may amend the terms and conditions of an Award previously granted under this Plan, including any Award Agreement, retroactively or prospectively, provided that no such amendment shall materially impair or diminish any rights or obligations of a Recipient under such Award without such Recipient's written consent. Without limiting the generality of the foregoing, the Administering Body may, in its discretion, at any time and from time to time after the grant of any Award (i) accelerate or extend the vesting or exercise period, or lapse of restrictions, applicable to any Award in whole or in part, (ii) adjust or reduce the purchase or exercise price, as applicable, of Awards held by such Recipient by cancellation of such Awards and granting of Awards at lower purchase or exercise prices or by modification, extension or renewal of such Awards, and (iii) reduce or otherwise modify the Performance Criteria applicable to any Award. In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period and other modifications may result in the loss of the favorable tax treatment afforded Incentive Stock Options under Section 422 of the IRC.

     4.6 Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, securities purchase, incentive or other compensation plans in effect for the Company or an Affiliated Entity, and this Plan shall not preclude the Company or an Affiliated Entity from establishing any other forms of incentive or other compensation for Employees, Directors, Consultants or others, whether or not approved by stockholders of the Company.

     4.7 Plan Binding on Successors. This Plan shall be binding upon the successors and assigns of the Company.

     4.8 References to Successor Statutes, Regulations and Rules. Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

     4.9 Issuances for Compensation Purposes Only. This Plan constitutes an "employee benefit plan" as defined in Rule 405 promulgated under the Securities Act. Awards to eligible Employees or Directors shall be granted for any lawful consideration, including compensation for services rendered, promissory notes or otherwise. Awards to eligible Consultants shall be granted only in exchange for bona fide services rendered by such Consultants and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

     4.10 Invalid Provisions. In the event that any provision of this Plan is found to be invalid, illegal or otherwise unenforceable under any applicable law, such invalidity, illegality or unenforceability shall not be construed as rendering any other provisions contained herein invalid, illegal or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid, illegal and unenforceable provision were not contained herein.

     4.11 Governing Law. This Plan and each Award Agreement shall be governed by and interpreted in accordance with the internal laws of the state of incorporation of the Company, as it may be from time to time, without giving effect to the principles of the conflicts of laws thereof.

5.   GENERAL AWARD PROVISIONS

     5.1  Participation in the Plan.

          (a) A person shall be eligible to receive Award grants under this Plan if, at the time of the grant of such Award, such person is an Eligible Person.

          (b) Incentive Stock Options may be granted only to Employees who, at the date of granting of such Incentive Stock Options, are Employees of the Company or a Parent Corporation or a Subsidiary Corporation, and otherwise meet the employment requirements of
     Section 422 of the IRC, or a similar statute governing Incentive Stock Options.

          (c) Notwithstanding anything to the contrary herein, the Administering Body may, in its discretion, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

     5.2  Award Agreements.

          (a) Each Award granted under this Plan shall be evidenced by an Award Agreement duly executed on behalf of the Company and by the Recipient or, in the Administering Body's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to such Award as the Administering Body may in its discretion determine. Award Agreements may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Agreement. Any Award Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body.

          (b) In case of any conflict between this Plan and any Award Agreement, this Plan shall control except as specifically provided in the Award Agreement.

          (c) In case of any conflict between this Plan and any Award Agreement, on the one hand, and any Employment Agreement between a Recipient and either the Company and/or an Affiliated Entity, on the other hand, the terms and conditions of the Employment Agreement with such Recipient shall apply with respect to those items specifically addressed in the Employment Agreement.

          (d) In consideration of the granting of an Award under this Plan and if requested by the Company, the Recipient shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as a Director of, as applicable) the Company or any Affiliated Entity for a period of at least one (1) year (or such shorter period as may be fixed in the Award Agreement or by action of the Administering Body following grant of the Award) after the Award is granted (or, in the case of a Director, until the next annual meeting of stockholders of the Company).

     5.3 Exercise of Awards. No Award granted hereunder shall be issuable or exercisable, except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Award Agreement) may be purchased or issued at one time upon exercise of an Award, and Awards must be exercised, issued or purchased, as applicable, in multiples of 100 shares, unless the number of shares purchased is the total number of shares at the time available under the terms of the Award. An Award shall be deemed to be claimed or exercised when the Secretary or other official of the Company designated by the Administering Body receives appropriate written notice, on such form acceptable to the Administering Body, from the Recipient, together with payment of the applicable purchase or exercise price made in accordance with the Award Agreement and any amounts required under Section 5.11 of this Plan. Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act or any other applicable law, regulation or rule, including, without limitation, any other applicable requirements under the IRC, or the regulations or rules promulgated thereunder.

     5.4  Payment for Awards.

          (a) Awards requiring payment of a purchase or exercise price shall be payable upon the exercise or purchase of such Award by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance, including consideration pursuant to subparagraphs (b) and (c) of this
     Section 5.4.

          (b) The Company may, in the discretion of the Administering Body, assist any Recipient (including, without limitation, any Employee, Director or Consultant) in the payment of the exercise price or other amounts payable in connection with the receipt or exercise of such Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Administering Body.

          (c) In the discretion of the Administering Body, and subject to such limitations or conditions as it may prescribe, if permitted by applicable law, (i) payments for purchase or exercise of Awards may be by matured capital stock of the Company (i.e., capital stock owned longer than six (6) months by the person delivering such capital stock or by such person and his or her spouse jointly) delivered in transfer to the Company by or on behalf of the person exercising or purchasing the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange
     Act if required by the Administering Body (valued at Fair Market Value as of the exercise or purchase date), or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; (ii) the Administering Body may allow the exercise of Stock Options in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (iii) the Administering Body may allow the Company to loan the applicable purchase or exercise price to the Recipient, if the purchase or exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the purchase or exercise price and amounts required pursuant to Section 5.11 of this Plan.

     5.5 No Employment or Other Continuing Rights. Nothing contained in this Plan (or in any Award Agreement or in any other agreement or document related to this Plan or to Awards granted hereunder) shall confer upon (a) any Eligible Person or Recipient any right to continue in the employ (or other business relationship) of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause; or
(b) any Recipient any right to exercise or claim his or her Award otherwise than in accordance with the express terms and conditions of his or her Award Agreement and this Plan. Except as expressly provided in this Plan or in any Award Agreement pursuant to this Plan, the Company and any Affiliated Entity, as applicable, shall have the right to deal with each Recipient in the same manner as if this Plan and any such Award Agreement did not exist, including, without limitation, with respect to all matters related to the hiring, retention, discharge, compensation and conditions of the employment or engagement of the Recipient.
Any questions as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of Awards pursuant to this Plan shall be determined by the Administering Body, and the Administering Body's determination thereof shall be final, conclusive and binding upon all persons and entities.

     5.6  Restrictions Under Applicable Laws and Regulations.

          (a) All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to any such Award granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Awards or the issuance, if any, or purchase of shares in connection therewith, such Awards may not be granted or exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administering Body. During the term of this Plan, the Company will use reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common
     Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite qualification, consent, approval or authorization shall not have been obtained.

          (b) The Company shall be under no obligation to register or qualify the issuance of Awards or underlying shares of Common Stock under the Securities Act or applicable state securities laws. Unless the shares of Common Stock applicable to any such Award have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any shares of Common Stock covered by any Award unless the Award and underlying shares of Common Stock, as applicable, may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Administering Body and upon which the Company may reasonably rely, that such Recipient is acquiring such shares of Common Stock for his or her own account, as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of Common Stock are issued under this Plan without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the certificates evidencing the shares of Common Stock so issued. The Administering Body may also order its transfer agent to stop transfers of such shares. The Administering
     Body may also require the Recipient to provide the Company such information and other documents as the Administering
     Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

     5.7 Additional Conditions. The grant and/or exercise of an Award and the issuance of shares in connection with the exercise of an Award may also be conditioned upon or subject to such other provisions (whether or not applicable to any other Award or Eligible Person) as the Administering Body, in its sole discretion, determines appropriate, in accordance with this Plan and the Award Agreement, including, without limitation, (a) provisions to assist the Recipient in financing the purchase of Common Stock issuable as a result of such Award, (b) provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any Award,
(c) provisions giving the Company the right to repurchase shares of Common Stock acquired under any Award in the event the Recipient elects to dispose of such shares, (d) provisions to comply with federal and state securities laws and federal, state or foreign income or employment tax withholding requirements,
(e) provisions conditioned upon the declaration of effectiveness by the SEC of a registration statement relating to a primary offering of the Common Stock, filed by the Company with the SEC under the Securities Act, (f) provisions conditioned upon the satisfaction of withholding tax or other withholding liabilities,
(g) provisions conditioned upon the listing, registration or qualification of any to-be-issued shares upon any securities exchange, any NASDAQ or other trading or quotation system or under any state or federal law, (h) provisions conditioned upon the consent or approval of any regulatory body, (i) provisions conditions upon the execution of a lock-up agreement with one or more prospective underwriters, or (j) provisions conditioned upon the execution of a buy-sell or stockholders agreement with other stockholders of the Company. The Administering Body shall, in its sole discretion, determine whether any one or more of these conditions is necessary or desirable to be satisfied in connection with the exercise of an Award or the delivery or purchase of shares pursuant to the exercise of an Award. If the Administering Body determines that any one or more of the foregoing conditions must be satisfied, the exercise of an Award shall not be effective unless and until such condition shall have been satisfied free of any conditions not acceptable to the Administering Body in its sole discretion.

     5.8 No Privileges of Stock Ownership. Except as otherwise set forth herein, a Recipient shall have no rights as a shareholder with respect to any shares issuable or issued in connection with an Award until the date of the exercise of the Award in accordance with the Award Agreement and this Plan, and the receipt by the Company of all amounts payable in connection with the purchase or exercise, as applicable, of the Award, the satisfaction or waiver of all applicable performance goals and performance by the Recipient of all conditions and obligations applicable to the Award, in accordance with this Plan and the applicable Award Agreement. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (nor any documents related hereto) nor any action taken pursuant hereto (or thereto) shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any Person. To the extent that any Person acquires any right with respect to Awards hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     5.9  Transferability of Awards.

          (a) Except as otherwise provided by this Section 5.9 or by the Administering Body, no Award under this Plan may be sold, pledged, assigned, transferred, encumbered, alienated, hypothecated or otherwise disposed of (whether voluntarily or involuntarily or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy)) in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administering Body, pursuant to a DRO, unless and until such Award has been exercised, if applicable, and the shares of Common Stock underlying such Award have been issued, and all restrictions applicable to such shares have lapsed, and no Award or interest or right therein shall be liable for the debts, contracts, liabilities or contractual obligations of the Recipient thereof. Any attempted disposition of an Award or any interest therein shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          (b) Except as otherwise provided by the Administering Body, during the lifetime of a Recipient, only he or his court appointed guardian may exercise an Award (or any portion thereof) granted to him under this Plan, unless it has been transferred in accordance with paragraph (c) of this Section 5.9 or, with the consent of the Administering Body, pursuant to a DRO. After the death of a Recipient, any exercisable or vested but unpaid portion of an Award may, prior to the time when such portion becomes unexercisable or is terminated or expires under this Plan or the applicable Award Agreement, be exercised by or paid to the beneficiary most recently named by such Recipient in a written designation thereof filed with the Company, to the extent permitted by the Recipient's Award Agreement, or, in the absence of a validly designated beneficiary, his or her personal representative or by any person empowered to do so under the deceased Recipient's will or under the then applicable laws of descent and distribution. In the event any Award is to be exercised by, or paid to, the executors, administrators, heirs or distributees of the estate of a deceased Recipient, or such Recipient's beneficiary, or an incapacitated Recipient's guardian, or the transferee of such Award, in any case pursuant to the terms and conditions of this Plan and the applicable Award Agreement, and in accordance with such terms and conditions as may be specified from time to time by the Administering Body, the Company shall be under no obligation to issue shares of Common Stock or make any payment under such Award unless and until the Administering Body is satisfied that the person or persons exercising or to receive payment under such Award is the duly appointed legal representative of the deceased Recipient's estate or the proper legatee or distributees thereof.

          (c) The Administering Body may, in its discretion, permit the transfer of an Award to, exercise of an Award by, or payment of an Award to, a person other than the Recipient who received the grant of such Award in accordance with and/or under the Award Agreement and such terms and conditions as the Administering Body may specify from time to time.

          (d) Notwithstanding the foregoing, no Stock Option owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and Incentive Stock Options (or other Stock Options subject to transfer restrictions under the IRC) may not be assigned or transferred if such assignment or transfer would cause such an Incentive Stock Option to fail to qualify under Section 422 of the IRC (or any comparable or successor provision) or the regulations thereunder.

     5.10 Information to Recipients.

          (a) The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal, state and foreign laws, rules and regulations, including, without limitation, applicable federal, state and foreign securities laws, rules and regulations.

          (b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient's agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan. The Administering Body may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to the Recipient's obligations under this
     Section 5.10(b)).

     5.11 Withholding Taxes. Whenever the granting, vesting, exercise or payment of any Award granted under this Plan, or the transfer of any shares issued upon exercise of any Award, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right, as a condition to the issuance of any shares of Common Stock under, or other payment of, such Award, to require the Recipient to remit to the Company an amount sufficient to satisfy such federal, state, local and foreign tax requirements, and the Company or any Affiliated
Entity shall, to the extent permitted by applicable law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Recipient. The Administering Body may, in the exercise of its discretion, permit a Recipient to satisfy such tax withholding requirements by (a) delivery to the Company of Common Stock owned by such Recipient (or by such Recipient and his or her spouse jointly) or (b) electing withholding by the Company of a portion of the Common Stock otherwise issuable in connection with such Recipient's Award (provided, however, that the amount of any Common Stock so withheld shall not exceed the amount necessary to satisfy required federal, state, local and foreign withholding obligations using the minimum statutory rate), to the extent permitted by applicable law and pursuant to procedures approved by the Administering Body.

     5.12 Legends on Common Stock Certificates. Each certificate representing shares acquired as a result of any Award granted hereunder shall be endorsed with all legends, if any, required by applicable federal and state securities or other laws or agreements or the Administering Body to be placed on the certificate. The determination of which legends, if any, shall be placed upon such certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

     5.13 Effect of Termination of Employment on Awards - Employees
Only.

          (a) Termination for Just Cause Dismissal. Subject to Section 5.13(c), and except as otherwise provided in a written agreement (including, without limitation, any Award Agreement) between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment of the Recipient, in the event of a Just Cause Dismissal of an Employee Recipient from employment with the Company or any Affiliated Entity, all of the Recipient's unvested Awards shall be terminated and become void, and all of the Recipient's unexercised Awards (whether or not vested) shall be forfeited, expire and become void, as of the date of such Just Cause Dismissal.

          (b)  Termination Other than for Just Cause Dismissal. Subject to
     Section 5.13(c), and except as otherwise provided in a written agreement (including, without limitation, any Award Agreement) between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, in the event of an Employee Recipient's termination of employment with the Company or any Affiliated
     Entity for:

               (i) any reason other than for Just Cause Dismissal, death, Permanent Disability or Retirement, the Recipient's unvested and/or unexercised Awards, whether or not vested, shall expire and become void as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained employed and (B) three (3) months after the date of such termination; or

               (ii) death, Permanent Disability or Retirement, the Recipient's unvested and/or unexercised, whether or not vested, Awards shall expire and become void as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained employed and (B) one (1) year after the date of such termination; provided, however, that the one-year period provided in (B) shall be three (3) months for Incentive Stock Options following termination of employment for Retirement.

          (c) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Section 5.13(a) or Section 5.13(b), the Administering Body may in its discretion designate shorter or longer periods to claim or otherwise exercise Awards following a Recipient's termination of employment with the Company or any Affiliated Entity; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the Award Agreement that evidences the Recipient's Award or if such shorter period is agreed to in writing between the Recipient and the Company. Notwithstanding anything to the contrary herein, Awards shall be claimed, paid or exercisable by a Recipient following such Recipient's termination of employment with the Company or any Affiliated Entity only to the extent that installments thereof had become exercisable or vested on or prior to the date of such termination; and provided further that the Administering Body may, in its discretion, elect to accelerate the vesting or exercisability of, or lapse of restrictions applicable to, all or any portion of any Awards that had not become vested or exercisable on or prior to the date of such termination, in the event of a termination of employment due to the Recipient's death or Permanent Disability, or, except with respect to any Award intended to qualify as Performance-Based Compensation, in the event of Retirement or otherwise.
     Furthermore, at any time prior to a Recipient's termination of employment with the Company or any Affiliated Entity, the Administering Body may, in its discretion, accelerate the vesting or exercisability, or waive or, subject to the other provisions of this Plan, amend any and all of the goals, restrictions or conditions imposed under any Award; provided, however, no such acceleration, waiver or amendment shall cause any Award otherwise intended to qualify as Performance-Based Compensation to fail to so qualify.

     5.14 Effect of Termination of Engagement on Awards - Non-
Employees Only.

          (a) Termination of Engagement. Subject to Section 5.14(b), and except as otherwise provided in a written agreement between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of engagement of the Recipient, in the event of the termination of any non-Employee Recipient's engagement with the Company or any Affiliated Entity (including any such Recipient who is a Director, but not also an Employee or a Consultant), all of the Recipient's unvested Awards shall be terminated and become void, and all of the Recipient's unexercised Awards (whether or not vested) shall be forfeited, expire and become void as of the earlier of (i) the date such Awards would expire in accordance with their terms had the Recipient remained engaged by the Company or such Affiliated Entity and (ii)(A) three (3) months after such termination as a result of death or Permanent
     Disability and (B) thirty (30) days after such termination for any other reason.

          (b) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Section 5.14(a), the Administering
     Body may, in its discretion, designate shorter or longer periods to claim or otherwise exercise Awards following a non-Employee Recipient's termination of engagement with the Company or any Affiliated Entity; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the Award Agreement that evidences the Recipient's Award or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, Awards shall be claimed, paid or exercisable by a Recipient following such Recipient's termination of engagement with the Company or any Affiliated Entity only to the extent that the installments thereof had become exercisable or vested on or prior to the date of such termination; and provided further that the Administering Body may, in its discretion, elect to accelerate the vesting or exercisability of, or lapse of restrictions applicable to, all or any portion of any Awards that had not become vested or exercisable on or prior to the date of such termination. Furthermore, at any time prior to a Recipient's termination of engagement with the Company or any Affiliated
     Entity, the Administering Body may, in its discretion, accelerate the vesting or exercisability, or waive or, subject to the other provisions of this Plan, amend any and all of the goals, restrictions or conditions imposed under any Award.

     5.15 Transfer; Leave of Absence. For purposes of this Plan, the transfer by a Recipient to the employment or engagement of (i) the Company from an Affiliated Entity, (ii) from the Company to an Affiliated Entity or (iii) from one Affiliated Entity to another Affiliated Entity (including, with respect to Consultants, the assignment between the Company and an Affiliated Entity or between two Affiliated Entities, as applicable, of an agreement pursuant to which such services are rendered) or, with respect solely to Employees, an approved leave of absence for military service, sickness, or for any other purpose approved by the Company, shall not be deemed a termination of employment or engagement of such Recipient, as the case may be; provided, however, that a change in status of a Recipient from an Employee to a Consultant, or to a Director who is not an Employee, shall be considered a termination of such

Recipient's employment with the Company or an Affiliated Entity for purposes of this Plan and such Recipient's Awards, except to the extent that the Administering Body determines, in its discretion, otherwise with respect to any Award that is not an Incentive Stock Option. In no event, however, shall an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed or engaged in the service of the Company or an Affiliated Entity. Whether a Recipient's employment or service with the Company or any Affiliated Entity has terminated, and, if so, whether such termination constituted Just Cause Dismissal, shall be determined by the Administering Body, in its good faith discretion, in accordance with this Plan, and any such determination shall be final, binding and conclusive upon all persons and entities.

     5.16 Limits on Awards to Certain Eligible Persons.

          (a) Limitations Applicable to IRC Section 162(m) Participants. Notwithstanding any other provision of this Plan, in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any one or more Awards with respect to more than Two
     Million Five Hundred Thousand (2,500,000) shares of Common Stock in any one calendar year. The limitation set forth in this
     Section 5.16(a) shall be subject to adjustment as provided in
     Section 3.4 or Section 4.5(b) and Article 7, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-
     Based Compensation. To the extent required by Section 162(m) of the IRC, shares of Common Stock subject to Awards which are canceled shall continue to be counted against such limitation and if, after the grant of an Award, the price of shares subject to such Award is reduced and the transaction is treated as a cancellation of the Award and a grant of a new Award, both the Award deemed to be canceled and the Award deemed to be granted shall be counted against such limitation.

          (b) Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of this Plan, this Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     5.17 Performance-Based Compensation. If the amount of compensation an Eligible Person may receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant, the Administering Body, in order to qualify such Awards as Performance-Based Compensation, may condition the payment, granting, vesting or exercisability or purchase price of such Awards on the attainment of one or more pre-established, objective performance goals that are determined over a measurement period or periods established by the Administering Body and relate to one or more Performance Criteria. The

Administering Body shall establish and administer any such performance goals. Payment of compensation in respect of any such Award shall not be made unless and until the Administering Body certifies in writing that the applicable Performance Criteria, performance goals and any other material terms of such Award were in fact satisfied, except as otherwise provided by the Administering Body in accordance with this Plan and the applicable Award Agreement in the event of termination of a Recipient's employment or service with the Company or an Affiliated Entity due to death or Disability or in the event of a Change in Control.

6.   STOCK OPTIONS

     6.1 Nature of Stock Options. Subject to the limitations provided otherwise herein, Stock Options may be Incentive Stock Options or Non-qualified Stock Options. Each Award Agreement relating to a Stock Option shall state whether such Option will be treated as an Incentive Stock Option or a Non-qualified Stock Option.

     6.2 Option Exercise Price. The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted and shall be stated in the Award Agreement. The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Option on the date such option is granted; provided, however, that the Administering Body may, in its discretion, with the consent of the Recipient in the case of an Incentive Stock Option, amend the terms of any Stock Option not intended to qualify as Performance-Based Compensation to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment.

     6.3 Option Period and Vesting. Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body and stated in the Award Agreement, except that exercise of such Stock Options after termination of the Recipient's employment or engagement shall be subject to Section
5.13 or 5.14, as the case may be. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than ten (10) years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Award Agreement. The Administering
Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Stock Option as a whole or in part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates, or upon satisfaction of such conditions, specified by the Administering
Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

     6.4  Special Provisions Regarding Incentive Stock Options.

          (a) Notwithstanding anything in this Article 6 to the contrary, the exercise price and vesting Period of any Stock Option intended to qualify as an Incentive Stock

     Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that
     (i) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Shareholder; and (ii) that the Incentive Stock Option not be exercisable after the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Shareholder.

          (b) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Incentive Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or an Affiliated Entity) may for the first time become exercisable as "incentive stock options" under the IRC during any one calendar year shall not exceed $100,000.

          (c) Any Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Non-qualified Stock Options.

     6.5 Restrictions The Administering Body, in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of a Stock Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Recipient shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the IRC) such Option to such Recipient or (ii) one year after the transfer of such shares to such Recipient.

7.   REORGANIZATIONS

     7.1 Corporate Transactions Not Involving a Change in Control. If the Company shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be claimed or exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award, and the underlying Award Agreement, in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

     7.2 Corporate Transactions Involving a Change in Control. As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new grants covering the securities of a successor entity or other party to the transaction resulting in such Change in Control or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms provided by the Administering Body and/or in any written agreement relating to such Change in Control transaction; or (b) the Board otherwise has provided or shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (i) accelerating the vesting or exercisability of outstanding Awards and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash and/or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.2, this Plan and any outstanding Awards granted hereunder shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Administering Body shall designate, to convert, claim or exercise, as applicable, the Recipient's Awards to the full extent not theretofore converted, claimed or exercised, including any installments which have not yet become vested or exercisable.

8.   DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

"Administering Body" means the Board as long as no Stock Plan
Committee has been appointed and is in effect and shall mean the Stock Plan Committee as long as the Stock Plan Committee is appointed and in effect.

"Affiliated Entity" means any (i) any corporation or limited liability company, other than the Company, in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or another Affiliated Entity; or (iii) any other entity, approved by the Administering Body as an Affiliated Entity under the Plan, in which the Company or any other Affiliated Entity has a material equity interest.

"Award" or "Awards," except where referring to a particular category or grant under this Plan, shall include Incentive Stock
Options and Non-qualified Stock Options.

"Award Agreement" means the agreement or confirming memorandum setting forth the terms and conditions of the Award.

"Board" means the Board of Directors of the Company.

"Change in Control" means the following and shall be deemed to occur if any of the following events specified in clauses (a),
(b), (c) or (d) occur:

          (a) Any Person (other than a Wei Zhou Affiliate) becomes, after the Effective Date, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

          (b) During any period of two (2) consecutive years, individuals, who at the beginning of such period, constitute the Board and any new Director of the Company (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3rds) of the Directors of the Company then still in office who either were Directors of the Company at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

          (c) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities or a merger or consolidation primarily effected to change the Company's jurisdiction of incorporation shall not constitute a Change in Control, and provided further a merger or consolidation in which the Company is the surviving entity (other than as a wholly owned subsidiary of another entity) and in which the Board of Directors of the Company or the successor to the Company after giving effect to the merger or consolidation, is comprised of a majority of members who are either (x) Directors of the

     Company immediately preceding the merger or consolidation, or (y) appointed to the Board of Directors by the Company
     (or the Board) as an integral part of such merger or consolidation, shall not constitute a Change in Control; or

          (d) Approval by the stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company, or the sale or disposition by the Company of all or substantially all of the Company's assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale; or (ii) pursuant to a dividend in kind or spin-off type transaction, directly or indirectly, of such assets to the stockholders of the Company;

          (e) Notwithstanding the foregoing, a Change in Control of the type described in clauses (b), (c) or (d) above shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in clause (a) above shall be deemed to be completed as of the date the entity or group attaining fifty percent (50%) or greater ownership has elected its representatives to the Board of Directors and/or caused its nominees to become officers of the Company with the authority to terminate or alter the terms of any Employee's employment.

"Common Stock" means the common stock of the Company, par value $0.001 per share, as constituted on the Effective Date, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above or any other provision of this Plan.

"Company" means INTAC International, Inc., a Nevada corporation, and its successors.

"Consultant" means any consultant or advisor if:

     (a) the consultant or advisor renders bona fide services to the Company or any Affiliated Entity;

     (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

     (c) the consultant or advisor is a natural person who has contracted directly with the Company or an Affiliated Entity to render such services.

"Director" means any person serving on the Board of the Company or the Board of Directors of an Affiliated Entity irrespective of whether such person is also an Employee of the Company or an Affiliated Entity.

"DRO" means a domestic relations order as defined by the IRC or Title I of ERISA or the rules thereunder.

"Effective Date" means November 28, 2001, which is the date this Plan was adopted by the Board.

"Eligible Person" shall include key Employees, Directors and Consultants of the Company or of any Affiliated Entity.

"Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the IRC) of the Company or any Affiliated Entity.

"ERISA" means the Employee Retirement Income Security Act of
1974, as amended.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exchange Act Registered Company" means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

"Expiration Date" means the tenth anniversary of the Effective
Date.

"Fair Market Value" of a share of the Company's capital stock as of a particular date shall be: (a) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the NASDAQ National Market), the closing sale price of the stock quoted for such date as reported in the transactions index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such index for such date, then as of the next preceding date on which such a sale price was quoted; or
(b) if the stock is not then listed on an exchange or the NASDAQ National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on the NASDAQ Small Cap Market on such date, or if not so quoted, on the OTC Bulletin Board on such date; or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market or the OTC Bulletin Board, an amount determined in good faith by the Administering Body; provided, however, that (i) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (ii) if the stock is traded on the NASDAQ Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (a) or (b) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC.

"Incentive Stock Option" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

"IRC" means the Internal Revenue Code of 1986, as amended.

"Just Cause Dismissal" shall mean a termination of a Recipient's employment for any of the following reasons: (a) the Recipient violates any reasonable rule or regulation of the Board, the Company's Chief Executive Officer or the Recipient's superiors that results in material damage to the Company or an Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (b) any willful misconduct or gross negligence by the Recipient in the material responsibilities assigned to the Recipient; (c) any willful failure to perform the Recipient's job as required to meet the objectives of the Company and/or an Affiliated Entity; (d) any wrongful conduct of a Recipient that has a material adverse impact on the Company or an Affiliated Entity or which constitutes a misappropriation of assets of the Company or an Affiliated Entity; (e) the Recipient's performing services for any other person or entity that competes with the Company and/or an Affiliated Entity while the Recipient is employed by the Company or an Affiliated Entity, without the express written approval of the Chief Executive Officer of the Company or an Affiliated Entity, as applicable; or (f) any other conduct that the Administering Body determines constitutes just cause for dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company and/or an Affiliated Entity providing for just cause dismissal (or some comparable notion) of such Recipient from his or her employment with the Company or an Affiliated Entity, "Just Cause Dismissal" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.

"Non-Employee Director" means any director of the Company who qualifies as a "non-employee director" within the meaning of Rule 16b-3.

"Non-qualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

"Outside Director" means an "outside director" as defined in the regulations adopted under Section 162(m) of the IRC.

"Parent Corporation" means any parent corporation of the Company as defined in Section 424(e) of the IRC.

"Performance-Based Compensation" means performance-based compensation as described in Section 162(m)4(C) of the IRC.

"Performance Criteria" means the following business criteria with respect to the Company, any Affiliated Entity or any division or operating unit of any thereof: (a) income or net income, (b) pre-tax income, (c) operating income or net operating income, (d) cash flow, (e) earnings per share (including earnings before interest, taxes and amortization), (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization, (1) book value of Common Stock, (m) total stockholder return, (n) return on capital, (o) return on assets or net assets, or (p) operating margin.

"Permanent Disability" means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Administering Body, at its option and the Company's expense, may retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician shall be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administering Body with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 5.13(b)(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC.

"Person" means any person, entity or group, within the meaning of
Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and its Affiliated Entities, (b) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA, (c) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or an Affiliated Entity, (d) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company, or (e) any entity holding non-participating shares of an entity which is a shareholder of the Company or which owns or controls, directly or indirectly, a shareholder of the Company becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities.

"Plan" means this 2001 Long Term Incentive Plan of the Company.

"Plan Term" means the period during which this Plan remains in effect (commencing on the Effective Date and ending on the Expiration Date).

"Recipient" means an Eligible Person who has received an Award or Awards under this Plan or any person who is recognized under the Plan as the successor in interest to such Eligible Person with respect to such Eligible Person's Award.

"Reorganization" means any merger, consolidation, business combination, other reorganization or other similar transaction.

"Retirement" means normal retirement from employment with the Company or an Affiliated Entity in accordance with the retirement policies of the Company or any such Affiliated Entity then in effect as determined by the Administering Body.

"Rule 16b-3" means Rule 16b-3 under the Exchange Act or any successor or similar rule under the Exchange Act, as the same may be amended from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Significant Shareholder" is an individual who, at the time an Award is granted to such individual under this Plan, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

"Stock Option" or "Option" means a right to purchase stock of the Company granted under Article 6 of this Plan to an Eligible
Person.

"Stock Plan Committee" means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

"Subsidiary Corporation" means any subsidiary corporation of the Company as defined in Section 424(f) of the IRC.

"Wei Zhou Affiliate" means Wei Zhou or any entity controlled by Wei Zhou.